                                                                   EXHIBIT 10.11



                          1997 Annual Incentive Program
                           Effective 1/1/97 - 12/31/97

Program Purpose:

The Annual Incentive Program focuses managerial and professional personnel on achieving:

      - CTB's EBITDA goals
      - A number 1 or 2 market position in the seven product categories
      - Team goals that have a direct and meaningful impact on attaining the above corporate goals

Program effectiveness will be reviewed each year.

Plan Cycle and Timing of Payouts:

The plan cycle is annual, coinciding with the fiscal and calendar years. Payouts will generally be given within one month after the Audit committee accepts the final financial audited statements.

Eligibility:

Eligible personnel are those who have the most visible impact on corporate earnings. Salaried/Exempt employees in positions designated and approved by management, who are on the payroll for the entire calendar year, are eligible to be included in the Annual Incentive Program.

An employee who has been employed at CTB for the entire calendar year, and whose pay level and/or job responsibilities have changed, will have any bonus calculations pro-rated based on time in each position.

              [LOGO] CTB  1997 Annual Incentive Program
                          Effective 1/1/97 - 12/31/97

                     Program Purpose:

                        The Annual Incentive Program focuses managerial and professional personnel on achieving:

                              o CIB's EBITDA goals
                              o A number 1 or 2 market position in the seven
                                product categories
                              o Team goals that have a direct and meaningful
                                impact on attaining the above corporate goals

                Program effectiveness will be reviewed each year.

              [LOGO] CTB  1997 Annual Incentive Program
                          Effective 1/1/97 - 12/31/97

                     Plan Cycle and Timing of Payouts:

                        The plan cycle is annual, coinciding with the fiscal and calendar years.

                        Payouts will generally be given within one month after the Audit Committee accepts the final financial audited statements.

              [LOGO] CTB  1997 Annual Incentive Program
                          Effective 1/1/97 - 12/31/97

                     Eligibility:

                        Eligible personnel are salaried/exempt employees in positions designated and approved by management, who are on the payroll for the entire calendar year.

                        An employee who has been employed at CIB for the entire calendar year, and whose job responsibilities have changed will have any bonus calculations pro-rated based on time in each position.

              [LOGO] CTB  1997 Annual Incentive Program
                          Effective 1/1/97 - 12/31/97

                     Record-Keeping Procedures:

                        The Chief Financial Officer and the Human Resources Manager are responsible for keeping the records concerning the Annual Incentive Program.

                        All changes are to be documented on a Status Report form and approved in writing by the Chief Executive Officer.
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              [LOGO] CTB           CTB, Inc.
                       Annual Incentive Plan Impact Tree

                              [FLOW CHART OMITTED]
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              [LOGO] CTB  1997 Annual Incentive Program
                          Effective 1/1/97 - 12/31/97

                     Group Measures:

        Corporate Sales          Corporate Gross          Corporate EBITDA
        Growth Percentage        Profit Percentage            Dollars
        -----------------        -----------------            -------

        Sales - Multi-Prod.      Manufacturing            Corporate Staff
        Sales - Single Prod.     Purchasing               Prod. Leadership Teams
        International Sales      Engineering (non-PLT)    MIS
        Customer Service                                  Technical Services

              [LOGO] CTB  1997 Annual Incentive Program
                          Effective 1/1/97 - 12/31/97

                     Plan Measures:
                        To address the line-of-sight issue, the Annual Incentive Plan includes three levels of measures.
                              o Corporate measures - EBITDA
                              o Group measures - Sales growth, Gross Profit %,
                                and EBITDA
                              o Category measures - Specific to each employee
                                category

                        Management reserves the right to make appropriate adjustments to measures for acquisitions or divestitures that occur during the year, not contemplated at the time of establishing current year measures.

              [LOGO] CTB            CTB, Inc.
                              Annual Incentive Plan
                          Performance/Payout Structure

                              [LINE GRAPH OMITTED]
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

                                                   "Circuit Breaker"
                                                   75% of Corporate
[LOGO] CTB                   Weightings            EBITDA $ must be achieved in
                                                   order for any
                                                   bonus to be paid!!!

----------------------------------------------------------------------------------------------------
                         Corporate
Employee                 Measure/               Group                    Category
Group                    Weighting        Measure/Weighting          Measure/Weighting
----------------------------------------------------------------------------------------------------
Sales -- Multi-Prod.   EBITDA -- 50%   Corp. Sales Growth % --   Emerging Products % -- 20%
(CT Dom & Cage)                                      10%         Gross Profit % (Div) -- 20%
----------------------------------------------------------------------------------------------------
Sales -- Single Prod.  EBITDA -- 50%   Corp. Sales Growth % --   Sales Growth % (Prod. Grp) -- 20%
(Vinyl & GB)                                         10%         Gross Profit % (Prod. Grp) -- 20%
----------------------------------------------------------------------------------------------------
Tech. Services         EBITDA -- 50%   Corp. EBITDA $ -- 25%     Travel Costs as % of Plan -- 10%
                                                                 Sales Growth % (Corp. less
                                                                 Vinyl GB) -- 15%
----------------------------------------------------------------------------------------------------
Int'l Sales            EBITDA -- 50%   Corp. Sales Growth % --   Regional Gross Profit % -- 15%
                                                     10%         Regional Sales Growth % -- 15%
                                                                 Travel Costs as % Plan -- 10%
----------------------------------------------------------------------------------------------------
Manufacturing          EBITDA -- 50%   Corp. Gross Profit % --   Inventory Turns -- 15%
                                                     20%         Labor as % of Sales -- 15%
----------------------------------------------------------------------------------------------------

                                                   "Circuit Breaker"
                                                   75% of Corporate
[LOGO] CTB                   Weightings            EBITDA $ must be achieved in
                                                   order for any
                                                   bonus to be paid!!!

----------------------------------------------------------------------------------------------------
                         Corporate
Employee                 Measure/               Group                    Category
Group                    Weighting        Measure/Weighting          Measure/Weighting
----------------------------------------------------------------------------------------------------
Purchasing             EBITDA -- 50%   Corp. Gross Profit % --   Price related to Market -- 15%
                                                     20%         On-Time Delivery -- 15%
----------------------------------------------------------------------------------------------------
Engineering            EBITDA -- 50%   Corp. Gross Profit % --   Corp. Sales Growth % -- 15%
(non-PLT)                                            20%         Completion of Projects -- 15%
----------------------------------------------------------------------------------------------------
Corporate Staff        EBITDA -- 50%   Corp. EBITDA $ -- 25%     Specifics per Group -- 15%
                                                                 Corp. Sales Growth % -- 10%
----------------------------------------------------------------------------------------------------
Product Leadership     EBITDA -- 50%   N/A                       Sales Growth % (Prod Grp) -- 25%
Team                                                             Gross Margin % (Prod Grp) -- 25%
----------------------------------------------------------------------------------------------------
Cust. Service          EBITDA -- 50%   Corp. Sales Growth % --   Complete/On-Time Del. -- 15%
                                                     25%         Dept Budget -- 10%
----------------------------------------------------------------------------------------------------
MIS                    EBITDA -- 50%   N/A                       Timely IS Package
                                                                 Implementation -- 50%
----------------------------------------------------------------------------------------------------
Executive              EBITDA -- 50%
----------------------------------------------------------------------------------------------------

CTB, Inc.
Bonus Payout % Model
1997 Bonus -- Payable 1998
--------------------------------------------------------------------------------

Participant                        John Doe
-----------------------------------

Position:
Salary                                                      $30,000
% Bonus Opportunity                                              10%
Bonus Opportunity $                                         $ 3,000

------------------------------------------------------------
           Measurement Components and Weights:
------------------------------------------------------------

EBITDA                                            50%
Corp. Sales and Growth %                          10%
Emerging Prod Growth %                            20%
Gross Profit % by Div.                            20%

------------------------------------------------------------
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------------------------------------------------------------
                 Award Calculation Inputs
------------------------------------------------------------
Measure                        Target            Actual
-------                        ------            ------

EBITDA                        $ 30.9            $ 30.9
Corp. Sales Growth %            30.8%             30.8%
Emerging Prod Growth %         100.0%            100.0%
Gross Profit % by Div.          95.0%             95.0%

------------------------------------------------------------

------------------------------------------------------------
               Bonus Payout Determination
------------------------------------------------------------
Component                          % Earned
------------------------------------------------------------
Bonus % Earned Based on:
EBITDA                              50.00%
Corp. Sales Growth %                10.00%
Emerging Prod Growth %              20.00%
Gross Profit % by Div.              20.00%

------------------------------------------------------------

------------------------------------------------------------
Total Bonus % Earned                      100.00%
------------------------------------------------------------

Bonus Opportunity                          $3,000

------------------------------------------------------------
Total Bonus $ Earned                       $3,000
------------------------------------------------------------